     As filed with the Securities and Exchange Commission on August 06, 1999
                                                           Registration No. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              --------------------


                              Gilead Sciences, Inc.
                              ---------------------
             (Exact name of registrant as specified in its charter)
                                 -------------

              Delaware                                94-3047598
       --------------------              ---------------------------------
     (State of Incorporation)           (I.R.S. Employer Identification No.)


                                 --------------

                               333 Lakeside Drive
                              Foster City, CA 94404
                 ---------------------------------------------
                    (Address of principal executive offices)

                                  -------------



                             1991 Stock Option Plan
                 1995 Non-Employee Directors' Stock Option Plan
                          Employee Stock Purchase Plan
                 ----------------------------------------------
                            (Full title of the plans)


                               Mark L. Perry, Esq.
       Senior Vice President, Chief Financial Officer and General Counsel
                              Gilead Sciences, Inc.
                               333 Lakeside Drive
                              Foster City, CA 94404
                                 (650) 574-3000
                   -------------------------------------------
       (Name, address, including zip code, and telephone number, including area code, of agent for service)


                               -----------------

                                   Copies to:
                             Julia L. Davidson, Esq.
                               Cooley Godward llp
                              Five Palo Alto Square
                               3000 El Camino Real
                               Palo Alto, CA 94306
                                 (650) 843-5000
                               ------------------

                         CALCULATION OF REGISTRATION FEE

========================== ====================== ========================= ========================== =========================
                                                      PROPOSED MAXIMUM          PROPOSED MAXIMUM
 TITLE OF SECURITIES TO                              OFFERING PRICE PER     AGGREGATE OFFERING PRICE
      BE REGISTERED            AMOUNT TO BE              SHARE (1)                     (1)              AMOUNT OF REGISTRATION
                                REGISTERED                                                                       FEE
-------------------------- ---------------------- ------------------------- -------------------------- -------------------------
Stock Options and
Common Stock (par                4,030,000                $72.00                $290,160,000.00               $80,664.48
value $.001)
========================== ====================== ========================= ========================== =========================


(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c). The price per share and aggregate offering price are based upon the closing sales price of Registrant's Common Stock on August 5, 1999 as reported on the Nasdaq National Market.

                    INCORPORATION BY REFERENCE OF CONTENTS OF
                      REGISTRATION STATEMENTS ON FORMS S-8

         The contents of Registration Statement on Form S-8 No. 33-46058 filed with the Securities and Exchange Commission on March 3, 1992 is incorporated by reference herein.

         The contents of Registration Statement on Form S-8 No. 33-62060 filed with the Securities and Exchange Commission on May 3, 1993 is incorporated by reference herein.

         The contents of Registration Statement on Form S-8 No. 33-81670 filed with the Securities and Exchange Commission on July 18, 1994 is incorporated by reference herein.

         The contents of Registration Statement on Form S-8 No. 333-08083 filed with the Securities and Exchange Commission on July 12, 1996 is incorporated by reference herein.

         The contents of Registration Statement on Form S-8 No. 333-08085 filed with the Securities and Exchange Commission on July 12, 1996 is incorporated by reference herein.

         The contents of Registration Statement on Form S-8 No. 333-58893 filed with the Securities and Exchange Commission on July 10, 1998 is incorporated by reference herein.

                                 EXHIBITS

EXHIBIT
NUMBER
------
         3.1   (1)   Certificate of Amendment to Restated Certificate of Incorporation
                     of the Registrant

         3.2   (2)   Amended and Restated Certificate of Incorporation of the
                     Registrant

         3.3   (3)   Bylaws of the Registrant, as amended and restated March 30, 1999

         4.1         Reference is made to Exhibits 3.1, 3.2, and 3.3

         4.2   (4)   Rights Agreement dated as of November 21, 1994, between
                     Registrant and First Interstate Bank, with exhibits

         4.3   (4)   Form of letter sent to Gilead Sciences, Inc. stockholders, dated
                     December 14, 1994

         4.4   (1)   First Supplemental Indenture dated July 29, 1999 among IBJ
                     Whitehall Bank & Trust Company, NeXstar Pharmaceuticals, Inc. and
                     the Registrant to the Indenture dated July 31, 1997 between IBJ
                     Whitehall Bank & Trust Company and NeXstar Pharmaceuticals, Inc.

         4.5   (5)   Indenture dated July 31, 1997 between IBJ Whitehall Bank & Trust
                     Company and NeXstar Pharmaceuticals, Inc. for NeXstar's 6 1/4%
                     Convertible Subordinated Debentures

         5.1         Opinion of Cooley Godward LLP

         23.1        Consent of Ernst & Young LLP, Independent Auditors

         23.2        Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this
                     Registration Statement

         24.1        Power of Attorney is contained on the signature pages

         99.1  (3)   1991 Stock Option Plan, as amended as of March 30, 1999

         99.2  (3)   Employee Stock Purchase Plan, as amended as of March 30,
                     1999

         99.3  (6)   1995 Non-Employee Director's Stock Option Plan, as amended as of January 26, 1999

(1) Filed as an exhibit to Registrant's Current Report on Form 8-K filed on August 6, 1999 and incorporated herein by reference.

(2) Filed as an exhibit to Registrant's Registration Statement on Form S-8 (No. 33-46058) and incorporated herein by reference.

(3) Filed as an exhibit to Registrant's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1998 and incorporated herein by reference.

(4) Filed as an exhibit to Registrant's Quarterly Report on Form 10-Q for the quarter ended December 31, 1994 and incorporated herein by reference.

(5) Filed as an exhibit to NeXstar Pharmaceutical, Inc.'s Quarterly Report on Form 10-Q for the quarter ended June 30, 1997 and incorporated herein by reference.

(6) Filed as an exhibit to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 and incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Foster City, State of California, on August 6, 1999.


                                GILEAD SCIENCES, INC.



                                By:    /s/John C. Martin
                                       -----------------
                                       John C. Martin
                                       President and Chief Executive Officer




                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John C. Martin and Mark L. Perry, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                             TITLE                             DATE

/s/ John C. Martin                    President, Chief Executive        August 6 , 1999
---------------------------------     Officer and Director
         John C. Martin




/s/ Mark L. Perry                     Senior Vice President, Chief      August 6 , 1999
---------------------------------     Financial Officer and General
         Mark L. Perry                Counsel



/s/ Paul Berg                         Director                          August 6 , 1999
---------------------------------
         Paul Berg



/s/ Etienne F. Davignon               Director                          August 6 , 1999
---------------------------------
         Etienne F. Davignon



/s/ James M. Denny, Sr.               Director                          August 6 , 1999
---------------------------------
         James M. Denny, Sr.



/s/ Gordon E. Moore                   Director                          August 6 , 1999
---------------------------------
         Gordon E. Moore


/s/ Donald H. Rumsfeld                Director                          August 6 , 1999
---------------------------------
         Donald H. Rumsfeld


/s/ George P. Shultz                  Director                          August 6 , 1999
---------------------------------
         George P. Shultz

                                  EXHIBIT INDEX

         EXHIBIT
         NUMBER                                          DESCRIPTION                                SEQUENTIAL PAGE NUMBER

         3.1   (1)   Certificate of Amendment to Restated Certificate of Incorporation
                     of the Registrant

         3.2   (2)   Amended and Restated Certificate of Incorporation of the
                     Registrant

         3.3   (3)   Bylaws of the Registrant, as amended and restated March 30, 1999

         4.1         Reference is made to Exhibits 3.1, 3.2, and 3.3

         4.2   (4)   Rights Agreement dated as of November 21, 1994, between
                     Registrant and First Interstate Bank, with exhibits

         4.3   (4)   Form of letter sent to Gilead Sciences, Inc. stockholders, dated
                     December 14, 1994

         4.4   (1)   First Supplemental Indenture dated July 29, 1999 among IBJ
                     Whitehall Bank & Trust Company, NeXstar Pharmaceuticals, Inc. and
                     the Registrant to the Indenture dated July 31, 1997 between IBJ
                     Whitehall Bank & Trust Company and NeXstar Pharmaceuticals, Inc.

         4.5   (5)   Indenture dated July 31, 1997 between IBJ Whitehall Bank & Trust
                     Company and NeXstar Pharmaceuticals, Inc. for NeXstar's 6 1/4%
                     Convertible Subordinated Debentures

         5.1         Opinion of Cooley Godward LLP

         23.1        Consent of Ernst & Young LLP, Independent Auditors

         23.2        Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this
                     Registration Statement

         24.1        Power of Attorney is contained on the signature pages

         99.1  (3)   1991 Stock Option Plan, as amended as of March 30, 1999

         99.2  (3)   Employee Stock Purchase Plan, as amended as of March 30,
                     1999

         99.3  (6)   1995 Non-Employee Director's Stock Option Plan, as amended as of January 26, 1999

(1) Filed as an exhibit to Registrant's Current Report on Form 8-K filed on August 6, 1999 and incorporated herein by reference.

(2) Filed as an exhibit to Registrant's Registration Statement on Form S-8 (No. 33-46058) and incorporated herein by reference.

(3) Filed as an exhibit to Registrant's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1998 and incorporated herein by reference.

(4) Filed as an exhibit to Registrant's Quarterly Report on Form 10-Q for the quarter ended December 31, 1994 and incorporated herein by reference.

(5) Filed as an exhibit to NeXstar Pharmaceutical, Inc.'s Quarterly Report on Form 10-Q for the quarter ended June 30, 1997 and incorporated herein by reference.

(6) Filed as an exhibit to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 and incorporated herein by reference.